UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	June 12, 2013

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

ITEM 7.01    REGULATION FD DISCLOSURE

On June 12, 2013, The Procter & Gamble Company (the "Company")  participated in the Deutsche Bank Global Consumer Conference. Pursuant to Item 7.01, "Regulation FD Disclosure," the Company is furnishing on this Form 8-K the presentation slides from the conference. Presentation slides and a link to the audio replay are also posted on the Company's website.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PROCTER & GAMBLE COMPANY

                                                        BY:  /s/ Susan S. Whaley
                                                              Susan S. Whaley
                                                              Assistant Secretary
                                                              June 12, 2013

EXHIBIT(S)
99   Presentation Slides provided by The Procter & Gamble Company dated June 12, 2013.